Summary
Prospectus

July 29, 2021
Goldman Sachs Long Short Credit Strategies Fund
Class A: GSAUX  Class C: GSAVX  Institutional: GSAWX  Investor: GSAYX  Class R: GSAZX Class R6: GSSAX
Before you invest, you may want to review the Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/mutualfunds. You can also get this information at no cost by calling 800-621-2550 for Institutional and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated July 29, 2021, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Goldman Sachs Long Short Credit Strategies Fund (the "Fund") seeks an absolute return comprised of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 33 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 70 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-162 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None

2    Summary Prospectus — Goldman Sachs Long Short Credit Strategies Fund
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses[2]	0.48%	0.73%	0.40%	0.48%	0.48%	0.39%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.48%	0.48%	0.40%	0.48%	0.48%	0.39%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.74%	2.49%	1.41%	1.49%	1.99%	1.40%
Fee Waiver and Expense Limitation[4]	(0.28%)	(0.28%)	(0.28%)	(0.28%)	(0.28%)	(0.28%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[3]	1.46%	2.21%	1.13%	1.21%	1.71%	1.12%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The “Other Expenses” for Class C and Institutional Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
[3]	The ”Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” and “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[4]	The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.094% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2022, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year).. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$518	$876	$1,258	$2,327
Class C Shares
– Assuming complete redemption at end of period	$324	$749	$1,300	$2,805
– Assuming no redemption	$224	$749	$1,300	$2,805
Institutional Shares	$115	$419	$744	$1,667
Investor Shares	$123	$444	$787	$1,756
Class R Shares	$174	$597	$1,047	$2,294
Class R6 Shares	$114	$416	$739	$1,656

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2021 was 112% of the average value of its portfolio.
Principal Strategy
The Fund will seek to achieve its investment objective through long and short exposures to “credit related instruments.” Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the following credit related instruments: (i) fixed rate and floating rate income securities; (ii) loans and loan participations including: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iii) convertible securities; (iv) collateralized debt, bond and loan obligations; (v) bank and corporate debt obligations; (vi) securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), and securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (vii) preferred securities and trust preferred securities; (viii) structured securities, including credit-linked notes; and/or (ix) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “distressed securities” or “defaulted securities”).
The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps (including credit default swaps on credit related indices) and loan credit default swaps. The Fund will opportunistically seek short exposures to credit related instruments through the use of such derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices).
The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may

3    Summary Prospectus — Goldman Sachs Long Short Credit Strategies Fund
purchase for investment. For example, the Fund may buy credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities). When the Fund is the buyer of a credit default swap (buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities. The Fund may also hold cash, and/or invest in cash equivalents.
There is no minimum credit rating for instruments in which the Fund may invest, and the Fund may invest without limitation in securities below investment grade. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in credit instruments of any maturity or duration.
When making investments, the Investment Adviser seeks to identify securities that are both fundamentally mispriced and have a potential catalyst for value creation. Within this universe, the Investment Adviser seeks perceived risk-adjusted return opportunities with a focus on:
■	Asymmetric return profile (i.e., upside versus downside potential);
■	Relative value analysis and impact on the current portfolio;
■	Technical dynamics in the market (i.e., understanding the price movements in the market relative to supply and demand); and
■	Overall risk/return potential.
The Fund employs a sell discipline aimed at minimizing losses. Although the portfolio management team considers many factors when implementing trades, there are three primary reasons why the Fund would exit an investment or trade:
■	Position Target Achieved—Position targets are established at the time of investment and monitored on both an absolute and relative value basis. An asset is typically sold as it approaches the target, unless changes in circumstances dictate a revised target.
■	Credit Profile Change/Credit Event—The loss of (or change to) a catalyst or change in fundamentals which no longer support the initial investment decision will cause the team to exit a position.
■	Portfolio Re-Allocation—Each position is monitored on a relative value basis versus other holdings and market opportunities. Positions are sold or reduced to maintain proper portfolio diversification.
The Fund seeks an absolute return comprised of income and capital appreciation. Absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions).
The Fund’s benchmark index is the ICE Bank of America Merrill Lynch Three-Month US Treasury Bill Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Investors should carefully consider these risks before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

4    Summary Prospectus — Goldman Sachs Long Short Credit Strategies Fund
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over the counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  futures, swaps, structured securities (e.g., credit linked notes) and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations.
On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBORs will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the

5    Summary Prospectus — Goldman Sachs Long Short Credit Strategies Fund
Fund may be forced to sell investments, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Special Situation Investments Risk.  The Fund may make investments in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, typically on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.
Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g.,

6    Summary Prospectus — Goldman Sachs Long Short Credit Strategies Fund
the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. As of July 29, 2021, the Fund’s benchmark index was changed from the ICE Bank of America Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index to the ICE Bank of America Merrill Lynch US Dollar 3-Month Treasury Bill Total Return Index. The Adviser believes that the ICE Bank of America Merrill Lynch US Dollar 3-Month Treasury Bill Total Return Index is a more appropriate benchmark index in light of the forthcoming cessation of LIBOR. Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the Fund’s performance information for the period prior to March 24, 2014 shown below is that of the Predecessor Fund and performance information prior to this date reflects the Predecessor Fund’s investment strategies and policies. The Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from the performance information shown below for the period prior to March 24, 2014.
Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to the Predecessor Fund prior to March 24, 2014. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	1.87%	June 30, 2021

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	9.38%	June 30, 2020
Worst Quarter Return	-8.26%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2020*	1 Year	5 Years	10 Years	Inception Date
Class A Shares				4/30/2014
Returns Before Taxes	2.42%	2.37%	2.95%
Class C Shares				4/30/2014
Returns Before Taxes	4.48%	2.37%	2.57%**
Institutional Shares				3/24/2014
Returns Before Taxes	6.65%	3.51%	3.58%
Returns After Taxes on Distributions	5.09%	1.61%	1.47%
Returns After Taxes on Distributions and Sale of Fund Shares	3.89%	1.83%	1.84%
Investor Shares				4/30/2014
Returns Before Taxes	6.68%	3.42%	3.53%
Class R Shares				4/30/2014
Returns	6.03%	2.90%	3.08%
Class R6 Shares***				11/30/2017
Returns Before Taxes	6.66%	3.51%	3.58%
ICE Bank of America Merrill Lynch Three-Month US Treasury Bill Index (reflects no deduction for fees or expenses)****	0.67%	1.20%	0.63%
ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (reflects no deduction for fees or expenses)	1.08%	1.50%	0.91%
*	The average annual total return figures for the Fund’s Shares (other than Class A and Class R6 Shares), which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. Class A, Class C, Investor, and Class R Shares commenced operations on April 30, 2014, and Institutional Shares commenced operations on March 24, 2014. Prior to April 30, 2014, the performance of the Class A, Class C, Investor, and Class R Shares is that of the Institutional Shares (for the period between March 24, 2014 and April 30, 2014) and that of the Predecessor Fund’s Common Shares (for the period prior to March 24, 2014). Prior to

7    Summary Prospectus — Goldman Sachs Long Short Credit Strategies Fund
March 24, 2014, the performance of the Institutional Shares is that of the Predecessor Fund’s Common Shares. Performance has been adjusted for the Class A, Class C and Class R Shares to reflect the fees of these share classes. Performance has not been adjusted for the Institutional and Investor Shares to reflect the fees of these share classes, however, if performance had been adjusted, it would have been higher than that of the Common Shares.
The Predecessor Fund commenced operations on June 15, 2009.
**	Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
***	Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares (for the period between March 24, 2014 and November 30, 2017) and of the Predecessor Fund’s Common Shares (for the period between June 15, 2009 and March 24, 2014). Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
****	Effective July 29, 2021, the Fund’s benchmark index was changed from the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index to the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index.
The after-tax returns are for Institutional Shares only. The after-tax returns for Class A, Class C, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans) will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Michael McGuiness, Vice President, Head of High Yield and Bank Loan research and a portfolio manager within Global Fixed Income, has managed the Fund since 2019; and Aakash Thombre, Vice President, has managed the Fund since 2021.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs& Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

8    Summary Prospectus — Goldman Sachs Long Short Credit Strategies Fund

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